Equity Method Based Investees	12 Months Ended
Dec. 31, 2016
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Based Investees

NOTE 2 - EQUITY METHOD BASED INVESTEES:

a.	Frontline

Frontline, an Israeli limited partnership, is owned equally by the Company and Mentor Graphics Development Services (Israel) Ltd., and combines the former CAM operations of both companies. The Company’s subsidiaries market and provide customer support in respect of Frontline’s products. Because Frontline is integrated into the operations of the Company, the Company’s share in the earnings of Frontline is presented under operating income. As of December 31, 2016 and 2015, the Company’s investment in Frontline amounted to $4,023,000 and $5,279,000, respectively.

Summarized financial information for Frontline is presented below:

(i)	Balance sheet data:

	December 31
	2016	2015
	$ in thousands
Assets:
Current assets	9,529	12,036
Non-current assets	2,554	2,318

Total assets	12,083	14,354

Liabilities:
Current liabilities	2,157	1,681
Non-current liabilities	2,167	2,295

Total liabilities	4,324	3,976

(ii)	Operating results data:

	Year ended December 31
	2016	2015	2014
	$ in thousands
Total revenues	23,768	27,795	28,776
Gross profit	18,719	23,053	20,688
Net income	6,890	11,699	11,538

(iii)	Other financial information included in the Company’s financial statements:

	Year ended December 31
	2016	2015	2014
	$ in thousands
Related parties transactions included in:
Cost of products sold	300	470	682
Selling, general and administrative expenses	2,742	3,078	3,310

	December 31
	2016	2015
	$ in thousands
Balances with related parties (included in trade payables)	4,639	5,553

b.	PixCell Medical Technologies, Ltd. (“PixCell”)

At December 31, 2015, the Company held 46% of the share capital of PixCell, an Israeli company, which develops diagnostic equipment for point-of-care hematology applications, in particular low cost, high speed complete blood count and hemoglobin level tests. During 2016, the Company purchased additional shares of PixCell for a total amount of $1.0 million, following which, at December 31, 2016, it held 50% of the share capital of PixCell. As of December 31, 2016 and 2015, the Company’s investment in PixCell amounted to $4,272,000 and $3,872,000, respectively. In the years ended December 31, 2016, 2015 and 2014, the Company’s share in PixCell’s losses amounted to $600,000, $615,000 and $417,000, respectively.

In January 2017, the Company extended a convertible loan to PixCell in a total amount of $1.5 million. Upon the achievement by PixCell of an agreed milestone, this loan would automatically be converted into PixCell shares and the Company would be required to invest an additional amount of $1.5 million, following which the Company would expect to hold approximately 54% of the outstanding share capital of PixCell. Should PixCell not achieve this milestone, the Company will be entitled, but not obliged, to convert its aforesaid loan into PixCell shares, and to invest an additional amount of $1.5 million at a lower per share price, following which the Company would (assuming the conversion of certain loans extended by other PixCell shareholders who participated in the convertible loan financing, and the investment of additional amounts by such shareholders under the terms of the convertible loan financing) expect to hold approximately 56%, of the outstanding share capital of PixCell. On and from the time of extension of the convertible loan, the Company became entitled to appoint the majority of PixCell’s directors, and as a result, is required to include the results of operations of PixCell in its consolidated results of operations beginning January 2017.